Rule 424(b)(3)
File No.:  333-108660

Exhibit A to Deposit Agreement


No.
		 _______________
AMERICAN DEPOSITARY
SHARES

(Each American Depositary Share
represents fifty (50) deposited
Shares)

OVERSTAMP: Effective May
16, 2005, each American
Depositary Share
represents two deposited
Shares.
      THE
BANK OF
NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED CLASS A
SHARES
(ACOES PREFERENCIAES
CLASSE A), WITHOUT PAR
VALUE, OF
BRASKEM S.A.
(INCORPORATED UNDER THE
LAWS OF THE FEDERATIVE
REPUBLIC OF BRAZIL)
      The Bank of New York as
depositary (hereinafter called the
Depositary), hereby certifies that
                         , or registered assigns
IS THE OWNER OF
AMERICAN DEPOSITARY
SHARES

representing deposited Preferred
Class A Shares (acoes preferenciaes
classe A) (herein called Shares) of
Braskem S.A., incorporated under
the laws of the Federative Republic
of Brazil (herein called the
Company).  At the date hereof, each
American Depositary Share
represents fifty (50) Shares which are
either deposited or subject to deposit
under the deposit agreement at the
principal Sao Paulo, Brazil office of
Banco Itau S.A. (herein called the
Custodian).  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called Receipts), all issued and to be
issued upon the terms and conditions
set forth in the amended and restated
deposit agreement, dated as of
September 17, 2003 (herein called
the Deposit Agreement), by and
among the Company, the Depositary,
and all Owners and holders from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to become
a party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth the
rights of Owners and holders of the
Receipts and the rights and duties of
the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
Deposited Securities).  Copies of the
Deposit Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the amount of
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made by
the delivery of (a) Shares in the name
of the Owner hereof or as ordered by
him or by certificates properly
endorsed or accompanied by proper
instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt to
such Owner or as ordered by him.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any United States,
Brazilian or other foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities, and (iv)
other circumstances specifically
contemplated by Section I.A.(1) of
the General Instructions to Form F-6
(as such General Instructions may be
amended from time to time).
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with such reasonable
regulations the Depositary may
establish consistent with the
provisions of the Deposit Agreement
or this Receipt.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
deposit of Shares may be refused, or
the transfer of Receipts in particular
instances may be refused, or the
registration of transfer, split-up or
combination of outstanding Receipts
generally may be suspended, during
any period when the transfer books
of the Depositary are closed, or if
any such action is deemed necessary
or advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to Article (22)
hereof.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act,
unless a registration statement is in
effect as to such Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer, split-up
or combination of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions made in respect of
Deposited Securities, or may sell for
the account of the Owner hereof any
part or all of the Deposited Securities
represented by the American
Depositary Shares evidenced by this
Receipt, and may apply such
dividends or other distributions or
the proceeds of any such sale in
payment of such tax or other
governmental charge and the Owner
hereof shall remain liable for any
deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor, if
applicable, are validly issued, fully
paid, nonassessable and free of any
pre-emptive rights of the holders of
outstanding Shares and free and clear
of any lien, encumbrance, security
interest, charge or adverse claim and
that the person making such deposit
is duly authorized so to do.  Every
such person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner or holder of
a Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper or as the Company reasonably
may require upon the written request
to the Depositary.  The Depositary
may withhold the delivery or
registration of transfer of any Receipt
or the distribution of any dividend or
sale or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
 If requested in writing by the
Company, the Depositary shall
provide the Company, in a timely
manner, with copies of the proofs,
certificates or information that it
receives pursuant to this Article 6,
unless prohibited by applicable law.
No Share shall be accepted for
deposit unless accompanied by
evidence reasonably satisfactory to
the Depositary that any necessary
approval has been granted by the
Central Bank or any governmental
body in Brazil which is then
performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
Except as set forth in clause (8)
below, the charges and expenses of
the Custodian are for the sole
account of the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), or by Owners, as
applicable:  (1) taxes and other
governmental charges; (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar (or any other
appointed agent of the Company for
transfer and registration of the
Shares) and applicable to transfers of
Shares to or from the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement;
(3) such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement to be at the expense of
the person depositing or withdrawing
Shares or Owners of American
Depositary Shares; (4) such expenses
as are incurred by the Depositary in
the conversion of Foreign Currency
pursuant to Section 4.5; (5) a fee of
USD5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement; (6) a
fee of USD.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement,
including, but not limited to Sections
4.1 through 4.4 of the Deposit
Agreement, to the extent permitted
by the rules of any securities
exchange on which the American
Depositary Shares may be listed for
trading; (7) a fee for the distribution
of securities pursuant to Section 4.2
of the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause 7 treating all such securities as
if they were Shares) but which
securities are instead distributed by
the Depositary to Owners; and (8)
any other charge payable by the
Depositary, any of the Depositarys
agents, including the Custodian, or
the agents of the Depositarys agents
in connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.6 of the
Deposit Agreement and shall be
payable at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).
      The Depositary, subject to
Section 2.9 of the Deposit
Agreement, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
      Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement (Pre-Release).
The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such
Pre-Release or the Depositary knows
that such Receipt has been
Pre-Released.  The Depositary may
receive Receipts in lieu of Shares  in
satisfaction of a Pre-Release.  Each
Pre-Release will be (a) preceded or
accompanied by a written
representation and agreement from
the person to whom Receipts are to
be delivered (the Pre-Releasee) that
the Pre-Releasee, or its customer, (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial rights, title and
interest in such Shares or Receipts,
as the case may be, to the Depositary
in its capacity as such and for the
benefit of the Owners, and (iii) will
not take any action with respect to
such Shares or Receipts, as the case
may be, that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar liquidity
and security, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
disregard such limit from time to
time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
will also set Dollar limits with
respect to Pre-Release transactions to
be entered into hereunder with any
particular Pre-Releasee on a
case-by-case basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the
Pre-Releasees obligations to the
Depositary in connection with a
Pre-Release transaction, including
the Pre-Releasees obligation to
deliver Shares or Receipts upon
termination of a Pre-Release
transaction (and shall not, for the
avoidance of doubt, constitute
Deposited Securities hereunder).
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery
with the same effect as in the case of
a negotiable instrument; provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the
Deposit Agreement and for all other
purposes. Neither the Depositary nor
the Company will have any
obligation or be subject to any
liability under this Deposit
Agreement to any holder of a Receipt
unless such holder is the Owner
thereof
10.	VALIDITY OF RECEIPT.

      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the Commission).
      Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary shall also, upon written
request, send to the Owners of
Receipts copies of such reports
furnished by the Company pursuant
to the Deposit Agreement. Any such
reports and communications,
including any such proxy soliciting
material, furnished to the Depositary
by the Company shall be furnished in
English.
      The Depositary shall keep
books at its Corporate Trust Office
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
shall receive any cash dividend or
other cash distribution on any
Deposited Securities, the Depositary
shall, if at the time of receipt thereof
any amounts received in a Foreign
Currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into Dollars and shall
distribute, as promptly as practicable,
the amount thus received (net of the
fees and expenses of the Depositary
as provided in the Deposit
Agreement, if applicable) to the
Owners of Receipts entitled thereto,
provided, however, that in the event
that the Company or the Depositary
shall be required to withhold and
does withhold from such cash
dividend or such other cash
distribution in respect of any
Deposited Securities an amount on
account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
      Subject to the provisions of
Sections 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
shall receive any distribution other
than a distribution described in
Sections 4.1, 4.3 or 4.4 of the
Deposit Agreement, the Depositary
shall as promptly as practicable
cause the securities or property
received by it to be distributed to the
Owners of Receipts entitled thereto,
after deduction or upon payment of
any fees and expenses of the
Depositary or any taxes or other
governmental charges, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any
other reason the Depositary deems
such distribution not to be feasible,
the Depositary may, after
Consultation with the Company,
adopt such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto,
all in the manner and subject to the
conditions described in Section 4.1
of the Deposit Agreement.  To the
extent such securities or property or
the net proceeds thereof are not
distributed to Owners as provided in
Section 4.2 of the Deposit
Agreement, the same shall constitute
Deposited Securities and each
American Depositary Share shall
thereafter also represent its
proportionate interest in such
securities, property or net proceeds.
      If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and shall
if the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary shall sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto. The Depositary will forward
to the Company or its agent such
information from its records as the
Company may reasonably request to
enable the Company or its agents to
file necessary reports with
governmental authorities or agencies.
 The Depositary, the Custodian or the
Company and its agents may, but
shall not be obligated to, file such
reports as are necessary to reduce or
eliminate applicable taxes on
dividends and on other distributions
in respect of Deposited Securities
under applicable tax treaties or laws
for the Owners.  Owners of
American Depositary Shares may be
required from time to time, and in a
timely manner, to file such proof of
taxpayer status, residence and
beneficial ownership (as applicable),
to execute such certificates and to
make such representations and
warranties, or to provide any other
information or documents, as the
Depositary or the Custodian may
deem necessary or proper to fulfill
the Depositarys or the Custodians
obligations under applicable law.
The Owners shall indemnify the
Depositary, the Company, the
Custodian and any of their respective
directors, employees, agents and
affiliates against, and hold each of
them harmless from, any claims by
any governmental authority with
respect to taxes, additions to tax,
penalties or interest arising out of
any refund of taxes, reduced rate of
withholding at source or other tax
benefit obtained.
13.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary or
the Custodian shall receive Foreign
Currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the Foreign
Currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, as promptly as
practicable, by sale or in any other
manner that it may determine in
accordance with applicable law, such
Foreign Currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments, as
applicable, upon surrender thereof
for cancellation.  Such distribution
may be made upon an averaged or
other practicable basis without
regard to any distinctions among
Owners on account of exchange
restrictions, the date of delivery of
any Receipt or otherwise and shall be
net of any expenses of conversion
into Dollars incurred by the
Depositary as provided in Section
5.9 of the Deposit Agreement.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
      If at any time the Depositary
shall determine that in its judgment
any Foreign Currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license
of any government or agency thereof
which is required for such
conversion is denied or in the
reasonable opinion of the Depositary
is not obtainable, or if any such
approval or license is not obtained
within a reasonable period as
determined by the Depositary, the
Depositary, subject to applicable law,
may distribute the Foreign Currency
(or an appropriate document
evidencing the right to receive such
Foreign Currency) received by the
Depositary to, or in its discretion
may hold such Foreign Currency
uninvested and without liability for
interest thereon for the respective
accounts of, the Owners entitled to
receive the same.
      If any such conversion of
Foreign Currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary may
in its discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the Foreign
Currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto.
14.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after Consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights available
to all Owners or to certain Owners
but not to other Owners, the
Depositary may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement, the
Depositary will make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to permit
such rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole discretion are
reasonably required under applicable
law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then, upon (i) instruction
from such Owner pursuant to such
warrants or other instruments to the
Depositary to exercise such rights,
(ii) payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and (iii) payment of the fees
and expenses of the Depositary and
any other charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
 As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation and transfer
under such laws.
      If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees and expenses of the Depositary
as provided in Section 5.9 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
      The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act with respect to a distribution to
Owners or are registered under the
provisions of the Securities Act;
provided, that nothing in the Deposit
Agreement shall create any
obligations on the part of the
Company to file a registration
statement with respect to any such
rights or securities.  If an Owner of
Receipts requests distribution of
warrants or other instruments,
notwithstanding that there has been
no such registration under such the
Securities Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.
      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner
in particular.
15.	RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
of Receipts who shall be (i) entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
      As of the date of the Deposit
Agreement, the Shares do not give
the holders thereof any voting rights,
except in certain limited
circumstances.  If in the future the
terms of the Shares should be revised
or amended to provide for voting
rights, or should such Shares
otherwise obtain any voting rights,
then, upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities from the
Company, if requested in writing by
the Company the Depositary shall, as
soon as practicable thereafter, mail to
the Owners a notice, the form of
which notice shall be in the sole
discretion of the Depositary, which
shall contain (a) such information as
is contained in such notice of
meeting, and (b) a statement that the
Owners as of the close of business on
a specified record date will be
entitled, subject to any applicable
provision of the laws of Brazil and of
the Estatuto Social and the
provisions of the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that instructions may be
given or deemed given in accordance
with the last sentence of this
paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a person
designated by the Company. Upon
the written request of an Owner on
such record date, received on or
before the date established by the
Depositary for such purpose, (the
Instruction Date) the Depositary shall
endeavor, in so far as practicable, to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions.
or deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company to
vote such Deposited Securities,
provided, that no such instruction
shall be given with respect to any
matter as to which the Company
informs the Depositary (and the
Company agrees to provide such
information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.
      There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or the Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, if any, the new
Deposited Securities so received in
exchange or conversion, unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may,
and shall if the Company shall so
request, execute and deliver
additional Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
respective directors, officers,
employees, agents or affiliates shall
incur any liability to any Owner or
holder of any Receipt, if by reason of
any provision of any present or
future law or regulation of the United
States or any other country, or of any
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Estatuto Social, or by reason of
any provision of the Deposited
Securities or any other securities
issued or distributed by the
Company, or any Offering or
distribution thereof or by reason of
any act of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented, delayed
or forbidden from, or be subject to
any civil or criminal penalty on
account of, doing or performing any
act or thing which by the terms of the
Deposit Agreement or Deposited
Securities it is provided shall be done
or performed; nor shall the
Depositary or the Company or any of
their respective directors, officers,
employees, agents or affiliates incur
any liability to any Owner or holder
of a Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.1, 4.2 or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.4
of the Deposit Agreement, or for any
other reason, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.
      Neither the Company nor the
Depositary assumes any obligation or
shall be subject to any liability under
the Deposit Agreement or this
Receipt to Owners or holders of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to any
liability with respect to the validity
or worth of the Deposited Securities.
 Neither the Depositary nor the
Company shall be under any
obligation to appear in, prosecute or
defend any action, suit or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or inaction by it
in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
any matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises
the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary shall not
be responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
inaction is in good faith.  The
Depositary, its controlling persons
and its agents, the Custodian and the
Company, its controlling persons and
its agents may rely and shall be
protected in acting upon any written
notice, request or other document
believed by it (or them) to be
genuine and to have been signed or
presented by the proper party or
parties. The Company agrees to
indemnify the Depositary, its
directors, officers, employees, agents
and affiliates and the Custodian
against, and hold each of them
harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
any registration with the
Commission of Receipts, American
Depositary Shares or Deposited
Securities or the offer or sale thereof
in the United States or out of acts
performed or omitted, in accordance
with the provisions of this Deposit
Agreement and of the Receipts, as
the same may be amended, modified
or supplemented from time to time,
(i) by either the Depositary or the
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of the Depositary or the
Custodian and except to the extent
that such liability or expense arises
out of information relating to the
Depositary or the Custodian, as
applicable, furnished in writing to
the Company by the Depositary
expressly for use in any registration
statement, proxy statement,
prospectus (or placement
memorandum) or preliminary
prospectus (or preliminary placement
memorandum) relating to the Shares,
and not altered or omissions from
such information or (ii) by the
Company or any of its directors,
employees, agents and affiliates.  No
disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement written notice of
its election so to do delivered to the
Company, such resignation to take
effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 60 days
prior written notice of such removal,
which shall become effective upon
the later to occur of the (i) 60th day
after delivery of the notice to the
Depositary or (ii) the appointment of
a successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute custodian.
20.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by written
agreement between the Company and
the Depositary without the consent of
Owners and holders in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to comply
with mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary under
Sections 5.8 and 5.9 of the Deposit
Agreement.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
      Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act.
23.	SUBMISSION TO
JURISDICTION;
APPOINTMENT OF
AGENT FOR SERVICE
OF PROCESS.
      The Company hereby
(i) irrevocably designates and
appoints CT Corporation System
with offices currently located at 111
Eighth Avenue, 13th Floor, New
York, in the State of New York, as
the Companys authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consents and submits
to the jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted, and
(iii) agrees that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the Company
in any such suit or proceeding.  The
Company agrees to deliver, upon the
execution and delivery of the Deposit
Agreement, a written acceptance by
such agent of its appointment as such
agent.  The Company further agrees
to take any and all action, including
the filing of any and all such
documents and instruments, as may
be necessary to continue such
designation and appointment in full
force and effect for so long as any
American Depositary Shares or
Receipts remain outstanding or the
Deposit Agreement remains in force.
 In the event the Company fails to
continue such designation and
appointment in full force and effect,
the Company hereby waives personal
service of process upon it and
consents that any such service of
process may be made by certified or
registered mail, return receipt
requested, directed to the Company
at its address last specified for
notices hereunder, and service so
made shall be deemed completed
five (5) days after the same shall
have been so mailed.
24.	DELIVERY OF
INFORMATION TO THE
CVM.
      Each of the Depositary and
the Company hereby confirms to the
other that for as long as the Deposit
Agreement is in effect, it shall
furnish the CVM and the Central
Bank, at any time and within the
period that may be determined, with
any information and documents
related to the American Depositary
Receipt program and the Receipts
issued under the Deposit Agreement.
 In the event that the Depositary or
the Custodian shall be advised in
writing by reputable independent
Brazilian counsel that the Depositary
or Custodian reasonably could be
subject to criminal, or material, as
reasonably determined by the
Depositary, civil, liabilities as a
result of the Company having failed
to provide such information or
documents reasonably available only
through the Company, the Depositary
shall have the right to terminate the
Deposit Agreement, upon at least 15
days prior notice to the Owners and
the Company, and the Depositary
shall not be subject to any liability
thereunder on account of such
termination or such determination.
The effect of any such termination of
the Deposit Agreement shall be as
provided in Section 6.2 of the
Deposit Agreement.

25.	DISCLOSURE OF
INTERESTS.
      Notwithstanding any other
provision of the Deposit Agreement,
each Owner agrees to comply with
requests from the Company pursuant
to Brazilian law, the rules and
requirements of the CVM and the
Sao Paulo Stock Exchange, and any
other stock exchange on which the
Shares are, or will be, registered,
traded or listed or the Estatuto
Social, which requests are made to
provide information, inter alia, as to
the capacity in which such Owner
owns American Depositary Shares
(and Shares as the case may be) and
regarding the identity of any other
person interested in such American
Depositary Shares and the nature of
such interest and various other
matters, whether or not they are
Owners at the time of such requests.
The Depositary agrees to use its
reasonable efforts to comply with the
reasonable written instructions of the
Company to forward such requests
from the Company to the Owners
and to forward to the Company any
such responses to such requests
received by the Depositary. Except
for the forwarding of any such
requests and responses as described
in the previous sentence, the
Depositary shall not be liable for any
action or inaction by it in accordance
with Section 3.4 of the Deposit
Agreement or this Article 26.


(..continued)



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